Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

20 Subsequent Events

Expansion stock repurchase program

On February 6, 2014, the Company announced that, effective the same date, NXP expanded its existing stock repurchase program. Under the expanded stock repurchase program, NXP may repurchase shares to cover in part employee stock options and equity rights under its long term incentive plans. The new repurchase program approved by the Board of Directors enables NXP to repurchase up to twenty-five (25) million shares of its common stock from time to time in both privately negotiated and open market transactions, subject to management’s evaluation of market conditions, terms of private transactions, the best interests of NXP shareholders, applicable legal requirements and other factors. There is no guarantee as to the exact number of shares that will be repurchased under the stock repurchase program, and NXP may terminate the repurchase program at any time.

On February 19, 2014, the Company announced that it has repurchased 5 million shares of its common stock from affiliates and from funds managed or advised by KKR in a private transaction. A $300 million draw-down under the Company’s existing Revolving Credit Facility was partly used to settle this repurchase of shares. Under the same stock repurchase plan, since it was announced on February 6, 2014, NXP previously already purchased approximately 2.9 million shares of common stock in various privately negotiated and open market transactions. As a result, NXP repurchased in total approximately 7.9 million shares in NXP under its expanded stock repurchase program up to and including February 21, 2014. The repurchased shares will be used to cover in part employee stock options and equity rights under NXP’s long term incentive plans. The repurchased shares are held as treasury shares and will be accounted for as a reduction of stockholders’ equity.

Senior Secured Term Loan

On February 14, 2014, our subsidiary, NXP B.V. together with NXP Funding LLC entered into a new $400 million aggregate principal amount Senior Secured Term Loan Facility due March 4, 2017. Concurrently, NXP called the $486 million principal amount Senior Secured Term Loan Facility due March 4, 2017. A $100 million draw-down under our existing Revolving Credit Facility was used to settle the combined transactions, as well as pay the related call premium of $5 million and accrued interest of $4 million. Approximately $5 million will be used for general corporate purposes. The exchange of the called Term Loan for the new Term Loan was a non-cash financing transaction.